American Funds Insurance Series® Portfolio SeriesSM Summary Prospectus Supplement June 30, 2020 (for summary prospectuses each dated May 1, 2020)

Class 4 shares of:	Class P2 shares of:
American Funds Global Growth Portfolio American Funds Growth and Income Portfolio	American Funds Managed Risk Growth Portfolio American Funds Managed Risk Growth and Income Portfolio American Funds Managed Risk Global Allocation Portfolio

The following is added to the end of “Market conditions” in the “Principal risks” section of the summary prospectus for each of the funds listed above to read as follows:

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Keep this supplement with your prospectus.

Lit. No. INS8BS-012-0620P Printed in USA CGD/8024-S81209